Exhibit 4.2

EXECUTION VERSION

PENUMBRA, INC.

FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Dated as of May 16, 2014

FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of May 16, 2014, by and among Penumbra, Inc., a Delaware corporation (the “Company”), Adam Elsesser and Arani Bose (collectively, the “Founders,” and each individually, a “Founder”), and the investors (the “Investors,” and individually, an “Investor”) listed on Exhibit A hereto with reference to the following facts:

WHEREAS, the Company and certain Investors listed on Exhibit A thereto (the “Existing Investors”) are parties to that certain Third Amended and Restated Investors’ Rights Agreement dated February 1, 2008 (the “Investors’ Rights Agreements”);

WHEREAS, certain of the Investors are parties to the Series F Stock Purchase Agreement (the “Series F Agreement”) of even date herewith by and among the Company and such Investors (the “Series F Investors”); and

WHEREAS, in order to induce the Company to enter into the Series F Agreement and to induce the Series F Investors to invest funds in the Company pursuant to the Series F Agreement, the Existing Investors desire to amend and restate the Investors’ Rights Agreements by entering into this Agreement and the Company and the Existing Investors executing this Agreement together represent sufficient signatory authority to amend and restate the Investors’ Rights Agreement.

NOW THEREFORE, the parties hereby agree as follows:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Agreement:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Fidelity” means Holders affiliated with Fidelity Management & Research Company.

(c) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12, provided that a Founder shall not be deemed to be a Holder with respect to Founders’ Stock (as defined below) only for purposes of Sections 1.2 and 1.4.

(e) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(f) The term “Qualified IPO” shall mean a firm commitment underwritten public offering by the Company of shares of its common stock pursuant to a registration statement under the Act, in which at least $15,000,000 is raised by the Company (prior to underwriters’ commissions and offering expenses) and following which the Common Stock is quoted on NASDAQ or the New York Stock Exchange.

(g) The term “Redmile” means Holders affiliated with Redmile Group LLC.

(h) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(i) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, (ii) the shares of Common Stock issuable or issued upon exercise of Warrants issued to certain Holders of Series B Preferred Stock in connection with the issuance and sale of the Series B Preferred Stock, (iii) the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iv) the shares of Common Stock issuable or issued upon conversion of the Series C Preferred Stock, (v) the shares of Common Stock issuable or issued upon conversion of the Series D Preferred Stock, (vi) the shares of Common Stock issuable or issued upon conversion of the Series E Preferred Stock, (vii) the shares of Common Stock issuable or issued upon conversion of the Series F Preferred Stock, (viii) any shares of Common Stock acquired by Fidelity or Redmile; (ix) the shares of Common Stock issued to the Founders (the “Founders’ Stock”) prior to the date of this Agreement provided, however, that for the purposes of Sections 1.2, 1.4, 2, 3.1 and 4.10, the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed a Holder, (x) Common Stock issued in connection with any stock dividend, stock split or other reclassification of Common Stock that is otherwise a Registrable Security hereunder and (xi) any other securities issued by the Company from time to time after the date of this Agreement that the Company’s Board of Directors determines should be included in the definition of “Registrable Securities,” excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned; provided, however, that shares of Common Stock or other securities then held by any Holder shall not be treated as Registrable Securities for the purposes of any registration if and so long as at the time of such registration all transfer restrictions and restrictive legends with respect thereto have been or, in the opinion of the Company’s counsel, may be removed, and all the Registrable Securities held by such Holder may be sold without restriction (including any volume limitations) under Rule 144 under the Act.

(j) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(k) The term “SEC” shall mean the Securities and Exchange Commission.

(l) The term “Underwritten Offering” means an offering of Common Stock to the public pursuant to an effective Registration Statement that is firmly underwritten by a United States nationally recognized underwriter or underwriters that are selected or approved by the Company in accordance with this Agreement.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2(a), if the Company shall receive at any time after-the earlier of (i) 180 days following a Qualified IPO or (ii) 3 years after May 16, 2014, a written request from Holders holding at least 66 2/3% of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of at least 25% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price would exceed $25,000,000), then the Company shall, within 10 days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations and pursuant to the provisions of this Section 1.2, use reasonable efforts to file a registration statement under the Act covering all Registrable Securities which the Holders request to be registered.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.2:

(i) if the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.4; or

(ii) during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) if the Holders shall have initiated two (2) registrations pursuant to this Section 1.2, which have been declared or ordered effective and pursuant to which securities have been sold or have been withdrawn by the Holders other than as a result of a material adverse change to the Company; or

(iv) if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously and materially detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period not more than 180 days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period; or

(v) 3 years after a Qualified IPO.

(c) Subject to the provisions of this Agreement, including, but not limited to, the foregoing Section 1.2(b) and Section 1.5(a), the Company shall file a registration statement as soon as practicable after receipt of the request or requests of the Initiating Holders under this Section 1.2, but in any event within 90 days after receipt of such request or requests.

(d) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an Underwritten Offering, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority-in-interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder, or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100.

If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling stockholders. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and shareholders of such holder, or the estates and family members of any such partners, retired partners, members, retired members and shareholders and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for any stockholders) any of its stock or other securities under the Act in connection with the public offering (other than the Company’s initial public offering) of such securities by the Company solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or similar benefit plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration that would not customarily provide for the sale of secondary equity shares for cash, each an “Exempt Registration”), the Company shall, at such time, promptly give each Holder written notice of such registration. Registrations effected pursuant to Section 1.4 hereof shall not require notice to the Holders pursuant to this Section 1.3. Upon the written request of each Holder given within 20 days after such notice is given by the Company in accordance with Section 4.8, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of not less than a majority of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, the Company will:

(a) within 10 days give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable but in any event within 60 days after such request is given, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after effectiveness of such written notice from the Company pursuant to Section 4.8; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 1.4; provided that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration statement subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration effected pursuant to Section 1.2.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as promptly as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days; provided, however, that in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to 180 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to 120 days;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days;

(g) cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i) promptly make available for inspection by the selling Holders all financial and other records, pertinent corporate documents, and properties of the Company reasonably requested by such selling Holder to verify the accuracy of the information in such registration statement;

(j) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(k) use reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Company Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 or 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to Section 1.2; provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

(b) Company Registration. The Company shall bear all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company.

(c) Registration on Form S-3. The Company shall bear all expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees, but excluding any underwriters’ discounts or commissions associated with Registrable Securities.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

If any Holder does not agree to the terms of any such underwriting, the Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling stockholders.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration: and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep adequate current public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned to a transferee or assignee (other than a competitor of the Company, as determined in the good faith discretion of the Board of Directors of the Company) who acquires at least a majority of the shares held by a Holder (or, in the case of Fidelity or Redmile, any shares held by such Holder), provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement;

(a) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and

(b) transfer of registration rights to a limited or general partner of any Holder that is a partnership will be without restriction as to minimum shareholding. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or retired partners of such partnership or members or retired members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners, members or spouses who acquire Registrable Securities by gift will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

1.13 Market-Standoff Agreement.

(a) Market-Standoff. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities of the Company held immediately prior to the Company’s initial public offering (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as may be requested by the Company or such managing underwriters (such period not to exceed 180 days) and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. The Company agrees to use its reasonable efforts to obtain the agreement of the managing underwriter to periodic early releases of portions of the securities subject to such lock-up agreements upon the request of a Holder to such early release, provided that in the event of any early release, all Holders will be released on a pro rata basis from such agreements. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

(b) Limitations. The foregoing provisions of this Section 1.13 shall apply only to the initial public offering of the Company’s securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than 2% of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.13(a)) until the end of such period.

(d) Transferees Bound. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.13, provided that this Section 1.13(d) shall not apply to transfers pursuant to a registration statement or transfers after the six-month anniversary of the effective date of the Company’s initial registration statement subject to this Section 1.13.

1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) 3 years after a Qualified IPO or (ii) such time as Rule 144 or a similar exemption under the Act is available for the sale of all of such Holder’s shares during a 90-day period. The Registrable Securities held by such holder immediately prior to such date shall cease to be Registrable Securities on such date.

1.15 Registration of Common Stock. For purposes of Section 1 of this Agreement, the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

2. Co-Sale Rights.

2.1 Co-Sale Right. Should a Founder (or a Permitted Transferee, as defined in Section 2.4 below) propose to accept one or more bona fide offers (collectively, a “Purchase Offer”) from any person or persons to purchase shares of the Company’s Common Stock now or hereafter owned or held by such Founder (the “Shares”) from such Founder (other than as set forth in Section 2.4 of this Agreement), such Founder (the “Selling Founder”) shall promptly deliver a notice (the “Notice”) to the Company and the Investors stating the terms and conditions of such Purchase Offer including, without limitation, the number of Shares proposed to be sold or transferred, the nature of such sale or transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee. The Notice shall certify that the Selling Founder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the transfer is obtainable on the terms set forth in the Notice. The Notice shall also include a copy of any written proposal, term sheet, letter of intent or other agreement relating to the proposed transfer. The Investors shall have the right (the “Co-Sale Right”), exercisable upon written notice to the Company within 10 business days after receipt of the Notice, to participate in such sale on the terms and conditions specified in the Purchase Offer. To the extent an Investor exercises its Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares that the Selling Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Investor shall be subject to the following terms and conditions:

(a) Each Investor may sell all or any part of that number of shares of Capital Stock (as defined in Section 3.1 below) equal to the product obtained by multiplying (i) the aggregate number of shares of Capital Stock covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of shares of Capital Stock at the time owned by the Investor and the denominator of which is the sum of (A) the total number of shares of Capital Stock at the time owned by all Investors participating in such sale plus (B) the total number of shares of Capital Stock at the time owned by the Selling Founder, including shares transferred by such Founder to Permitted Transferees in accordance with this Agreement.

(b) Each Investor may effect its participation in the sale by delivering to the Selling Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Conversion Shares that the Investor elects to sell.

2.2 Transfer. The stock certificate or certificates that the Investors deliver to the Selling Founder pursuant to Section 2.1 shall be delivered by such Selling Founder to the prospective purchaser in consummation of the sale pursuant to the terms and conditions specified in the Notice, and the Selling Founder shall promptly thereafter remit to the Investors that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Conversion Shares from such Investor’s exercise of its Co-Sale Right hereunder, the Selling Founder shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the Selling Founder shall purchase such Conversion Shares from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Selling Founder).

2.3 Non-Exercise of Rights. To the extent that the Company, the other Founders and the Investors have not exercised their Co-Sale Right within the time period specified in Section 2.1, the Selling Founder shall have a period of 90 days from the expiration of such rights in which to sell the Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Notice to the third-party transferees(s) identified in the Notice. The third-party transferees(s) shall acquire the Shares free and clear of subsequent rights of co-sale under this Agreement. In the event the Selling Founder does not consummate the sale or disposition of the Shares within the 90-day period from the expiration of these rights, the Company’s and the Investors’ co-sale right shall continue to be applicable to any subsequent disposition of the Shares by such Selling Founder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company, the other Founders and the Investors under this Section 2.3 to participate in the sale of Shares by the Selling Founder shall not adversely affect the Investors’ rights to participate in subsequent sales of Shares by such Selling Founder.

2.4 Permitted Transactions. The provisions of Section 2 of this Agreement shall not pertain or apply to:

(a) any repurchase of Common Stock by the Company at a price no greater than that originally paid for such Common Stock and pursuant to an agreement containing vesting and/or repurchase provisions approved by a majority of the Board;

(b) any transfer made for bona fide estate planning purposes by a Founder, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant provided, that (i) the Founder shall inform the Investors of such pledge, transfer or gift and (ii) the pledgee transferee, donee or purchaser (each a “Permitted Transferee”) shall furnish the Investors with a written agreement that binds such Permitted Transferee to comply with all provisions of this Agreement applicable to such selling Founder;

(c) any pledge of Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest;

(d) any sale or transfer of Common Stock by a Founder which does not, in the aggregate, exceed 25% of the Common Stock initially subject to this Agreement held by such Founder; or

(e) any sale or transfer of Common Stock among the Founders, provided, in each case, that (i) the Selling Founder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (ii) the Permitted Transferee shall furnish the Investors with a written agreement that binds such Permitted Transferee to comply with all provisions of this Agreement applicable to such selling Founder.

2.5 Assignment of Rights. The rights of the Investors set forth in this Section 2 may be assigned (but only with all related obligations) by the Investors to (i) a transferee or assignee that is a current or former constituent partner, affiliate or member of such Investor, (ii) an entity controlling, controlled by or under common control with such Investor, including without limitation, a corporation or limited liability company that is a parent or wholly-owned subsidiary of such Investor, or (iii) a transferee or assignee of at least a majority of an Investor’s Conversion Shares set forth in Exhibit A (as may be updated from time to time). Within a reasonable time after such transfer, the Investor shall furnish the Company written notice of the name and address of such transferee or assignee, and provide the Company with written acceptance from such transferee whereby the transferee agrees to be bound by the provisions of this Agreement. Any assignment of rights under this Section 2.5 is subject to the further condition that the transferee is not an actual or potential competitor of the Company, to be determined in good faith by the Company’s Board of Directors.

2.6 Prohibited Transfers.

(a) In the event a Founder should sell any Shares in contravention of the Co-Sale Right (a “Prohibited Transfer”), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Founder (the “Violating Founder”) shall be bound by the applicable provisions of such put option.

(b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Violating Founder a number of Conversion Shares equal to the number of Conversion Shares such Investor would have been entitled to transfer to the third-party transferee(s) under Section 2.1 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(i) the price per share at which the shares are to be sold to the Violating Founder shall be equal to the price per share paid by the third-party transferee(s) to such Founder in the Prohibited Transfer. The Violating Founder shall also reimburse each Investor for any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s right under Section 2.1 and this Section 2.6;

(ii) within 30 days after the later of the dates on which the Investor (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Violating Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer; and

(iii) the Violating Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor pursuant to this Section 2.6, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.6(b)(i) above, in cash or by other means acceptable to the Investor.

Notwithstanding the foregoing, any attempt by the Violating Founder to transfer Shares in violation of Section 2 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferees(s) as the owner of such shares without the written consent of the Investors in accordance with Section 4.10 of this Agreement.

3. Covenants of the Company.

3.1 Right of First Offer. Subject to the terms and conditions specified in this Section 3.1, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For the avoidance of doubt and for purposes of this Section 3.1, a Founder shall be considered an Investor only with respect to the Preferred Stock, as applicable, held by him, her or it, and his, her or its pro rata share (in Section 3.1(b) below) shall be calculated based exclusively on the shares of Preferred Stock, as applicable, then held by him, her or it. An Investor who chooses to exercise the right of first offer may designate as purchasers under such right a current or former constituent partner, affiliate or member of itself or an entity controlling, controlled by or under common control with itself, including without limitation a corporation or limited liability company that is a parent or subsidiary, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Capital Stock”), the Company shall first make an offering of such Capital Stock to each Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (“Offer Notice”) to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number and type of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) By notification to the Company within 10 days after delivery of the Offer Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the fully diluted total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder subject to any applicable regulatory requirements.

(c) At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the Shares for which Investors were entitled to subscribe but that were not subscribed for by the Investors, which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the fully diluted total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities) then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 3.1(c) shall occur within the later of 120 days of the date that the Offer Notice is given and the date of initial sale of the Shares pursuant to Section 3.1(d).

(d) The Company may, during the 45-day period following the expiration of the period provided in subsection 3.1(c) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance with this Section 3.1.

(e) The right of first offer in this Section 3.1 shall not be applicable to (i) Excluded Stock (as defined in the Company’s Certificate of Incorporation), and (ii) shares of Common Stock issued in the Qualified IPO.

3.2 Information Rights.

(a) The Company shall deliver the following financial information to the Series F Investors at the times herein set forth:

(i) as soon as practicable but in any event within 60 days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(ii) as soon as practicable, but in any event within 180 days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally or regionally recognized standing selected by the Company and approved by the Board of Directors;

(iii) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Series F Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.2 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and

(iv) if, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

(b) Inspection. The Company shall permit each Series F Investor, at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(c) Confidentiality. Any Series F Investor who receives any information pursuant to Section 3.2(a) shall, and shall direct any person who receives any information pursuant to Section 3.2(a) to, maintain the confidentiality of any information to delivered to it except as otherwise required by applicable law.

4. Miscellaneous.

4.1 Termination of Covenants.

(a) The covenants set forth in Sections 2 and 3 shall terminate as to each Investor and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the entire Agreement as provided in Section 4.16.

(b) The covenants set forth in Section 2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 4.1(a).

4.2 Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided in Section 4.3, be stamped or otherwise imprinted with a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH OTHER APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Act and any applicable state securities laws.

4.3 Notice of Proposed Transfer. Prior to any proposed transfer of any Common Stock, the holder thereof shall give written notice to the Company of his or her intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if reasonably requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of the notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners or members of the transferor (in the case of a transferor that is a partnership or limited liability company) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Common Stock transferred as above provided shall bear the legend set forth in Section 4.2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Act.

Promptly after effecting any such transfer, the Holder shall give written notice to the Company of the number of shares transferred. The restrictions provided for in this Section 4.3 shall not apply to securities which are not required to bear the legend prescribed by Section 4.2 in accordance with the provisions of that Section.

4.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.5 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without regard to that state’s conflict of laws principles.

4.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

4.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.8 Notices. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee or three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the following address for such pony (or at such other address as shall be specified by like notice):

(a) If to the Company, to:

Penumbra, Inc.
1351 Harbor Bay Parkway
Alameda, CA 94502
Attention:	Chief Executive Officer
Telephone:	(510) 748-3200
Facsimile:	(510) 814-8303

with copies to:

Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111
Attention:	Derek H. Wilson
Telephone:	(415) 421-6500
Facsimile:	(415) 421-2922

with copies to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention:	Robert Katz
Telephone:	(212) 848-8008
Facsimile:	(646) 848-8008

(b) if to the Investors, to the addresses on file with the Company.

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such part on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties.

4.9 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding, or in the case of waiver, by the holders of at least a majority of the Registrable Securities entitled to exercise the right being waived. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, Sections 1.13, 2.1, 3.1 and 3.2 and this sentence of this Section 4.10 may not be amended to reduce or terminate the rights of Fidelity or Redmile or their affiliates thereunder, and the observance of any term of Section 3.2 may not be waived with respect to Fidelity or Redmile or their respective affiliates, in each case, without the prior written consent of Fidelity or Redmile, as applicable; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.

4.11 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held to be invalid or unenforceable, shall not be affected thereby.

4.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.13 Entire Agreement. This Agreement contains the entire agreement of the parties and supersede all prior negotiations, correspondence, agreements and understandings, written and oral, between or among the parties, regarding the subject matter hereof.

4.14 Further Assurances. Each party shall execute such other and further certificates, instruments and other documents as may be necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

4.15 Interpretation. All parties have been assisted by counsel in the preparation and negotiation of this Agreement and the transactions contemplated hereby, and this Agreement shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

4.16 Termination. This Agreement shall terminate in its entirety 3 years after a Qualified IPO.

IN WITNESS WHEREOF. the parties have executed this Agreement as of the date first above written.

COMPANY:

PENUMBRA. INC.

	By:	/s/ Robert D. Evans
Robert D. Evans
Executive Vice President, General Counsel and Secretary

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

FOUNDERS:

/s/ Adam Elsesser
Adam Elsesser

Arani Bose

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

FOUNDERS:

Adam Elsesser

/s/ Arani Bose
Arani Bose

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Philip J. Arnautou
Arnautou Family 1996 Trust dated 2/27/96
Name:	Philip J. Arnautou
Title:	Trustee

15,312 Shares of Series B Preferred Stock
14,792 Shares of Series D Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Arani Bose /s/ Shumita Bose
Arani & Shumita Bose

13,471 Shares of Series B Preferred Stock

Date:	May 10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Ann E. Carmel
Ann Carmel

45,937 Shares of Series B Preferred Stock

Date:	May 19, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Ann E. Carmel
Trust l/11/65 FBO Ann E. Carmel

Name:	Ann E. Carmel

Title:	beneficiary

47,022 Shares of Series C Preferred Stock
29,585 Shares of Series D Preferred Stock
12,487 Shares of Series E Preferred Stock

Date:	May 19, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Nicolas Cazaux
Nicolas Cazaux

9.000 Shares of Series B Preferred Stock

Date:	13/05/2014, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ James L. Cederholm
/s/ Jean Pray Cederholm
James L. & Jean Pray Cederholm

12,250 Shares of Series B Preferred Stock

Date:	May 13th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ John David Chin
John David Chin and Carole Lam-Chin

Name:	John David Chin

3,289 Shares of Series E Preferred Stock

Date:	May 17, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Smita Conjeevaram
Smita Conjeevaram

146,285 Shares of Series B Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Smita Conjeevaram
TD Ameritrade Clearing Custodian FBO Smita Conjeevaram

Name:	Smita Conjeevaram

Title:

76,923 Shares of Series D Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Srini Conjeevaram
TD Ameritrade Clearing Custodian FBO Srini Conjeevaram

Name:	Srini Conjeevaram

Title:

90,729 Shares of Series D Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Srini Conjeevaram
SC Capital (P), LP

Name:	Srini Conjeevaram

Title:	Managing Director, SC Capital (P), LP General Partner

838,264 Shares of Series D Preferred Stock
197,368 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Shilpa Ghatalia
Shilpa Ghatalia

3,420 Shares of Series B Preferred Stock
3,420 Shares of Series B Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Alain Cornil
Alain Cornil

1,000 Shares of Series B Preferred Stock

Date:	May, 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Steven M. Cramer
MLPF&S Custodian FBO Steven M. Cramer RRA

Name:	Steven M. Cramer

Title:

7,350 Shares of Series B Preferred Stock
7,962 Shares of Series B Preferred Stock
29,781 Shares of Series C Preferred Stock

Date:	5/19, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Stanley Dahlin
Stanley Dahlin

30,625 Shares of Series B Preferred Stock
7,837 Shares of Series C Preferred Stock
11,834 Shares of Series D Preferred Stock
3,947 Shares of Series E Preferred Stock

Date:	14 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Sherman Little
The Dante Cianciarulo Irrevocable Trust

Name:	Sherman Little

Title:	Trustee

31,348 Shares of Series C Preferred Stock
6,579 Shares of Series E Preferred Stock

Date:	5/12/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Daniel Davis
Daniel Davis

301 Shares of Series B Preferred Stock
7,895 Shares of Series C Preferred Stock
248 Shares of Series C Preferred Stock

Date: 13 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Michael DeFilippo
Michael DeFilippo

2,000 Shares of Series B Preferred Stock

Date: 10 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Diana Michener
Diana Michener

78,370 Shares of Series C Preferred Stock

Date: May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ James L. Dine
James L. Dine

78,370 Shares of Series C Preferred Stock
256,410 Shares of Series D Preferred Stock
131,579 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ David B. Dollinger
Dollinger Harbor Bay Associates

Name:	David B. Dollinger

Title:	General Partner

32,895 Shares of Series E Preferred Stock

Date:	May 14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Adam Elsesser
Siegel/Elsesser Revocable Trust

Name:	Adam Elsesser

Title:	Trustee

13,471 Shares of Series B Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Michael A. Evans
Michael A. Evans

12,250 Shares of Series B Preferred Stock
7,837 Shares of Series C Preferred Stock
1,972 Shares of Series D Preferred Stock
3,289 Shares of Series E Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Robert D. Evans /s/ Norma J. Evans
The 2010 Robert D. Evans and Norma J. Evans
Revocable Trust u/d/t dated November 11, 2010

Name:	Robert D. Evans

Title:	Trustee

45,937 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
27,041 Shares of Series D Preferred Stock

Date:	9 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Robert L. Feldman
Feldman Interests, Ltd.

Name:	Robert L. Feldman

Title:	General Partner

235,110 Shares of Series C Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Daniel Feldman
Daniel Feldman

15,789 Shares of Series E Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Daniel Feldman
Feldman Med Investments LLC

Name:	Daniel E. Feldman

Title:	Manager

47,022 Shares of Series C Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Weylin Fong
Weylin Fong and Betty Fong Family
Revocable Trust of 2001

Name:	Weylin Fong

Title:	Trustee

61,250 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
19,723 Shares of Series D Preferred Stock
19,737 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Andrew Friedman
Andrew & Cynthia Friedman

24,500 Shares of Series B Preferred Stock

Date:	May 17, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Andrew Friedman, Trustee
Cynthia & Andrew Friedman 1995 Revocable Trust (12/96)

Name:	Andrew Friedman

Title:	Trustee

29,781 Shares of Series C Preferred Stock
6,903 Shares of Series D Preferred Stock
7,895 Shares of Series E Preferred Stock

Date:	May 17, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Holger Friedrich
Holger Friedrich

6,125 Shares of Series B Preferred Stock

Date:	May 16th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Rosemary Garcia
Rosemary Garcia

6,125 Shares of Series B Preferred Stock
3,135 Shares of Series C Preferred Stock
1,316 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Edward E. Grammens
National Financial Services LLC CUST FBO
Edward E. Grammens SEP IRA

Name:

Title:

104,125 Shares of Series B Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Edward E. Grammens
Prudential Investment Management Services
FBO Edward Grammens Acct. No. F62-161454

Name:

Title:

21,944 Shares of Series C Preferred Stock
32,895 Shares of Series C Preferred Stock
44,378 Shares of Series D Preferred Stock
29,250 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Edward E. Grammens
Edward E. Grammens Revocable Trust

Name:

Title:

79,625 Shares of Series B Preferred Stock
56,426 Shares of Series C Preferred Stock
4,930 Shares of Series D Preferred Stock
3,645 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Paul Grammens
Paul Grammens

30,625 Shares of Series B Preferred Stock
15,674 Shares of Series C Preferred Stock
19,723 Shares of Series D Preferred Stock
6,579 Shares of Series E Preferred Stock

Date:	12 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ David Hasselbach
David Hasselbach

1,800 Shares of Series B Preferred Stock
300 Shares of Series B Preferred Stock
4,118 Shares of Series B Preferred Stock
4,000 Shares of Series C Preferred Stock
1,200 Shares of Series C Preferred Stock
249 Shares of Series C Preferred Stock
6,579 Shares of Series D Preferred Stock

Date:	May 11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Bertrand S. Irissou
Bertrand S. Irissou and Cynthia L. Irissou Revocable Living Trust dated August 4, 2000

Name:	Bertrand Irrisou

Title:	Trustee

19,723 Shares of Series D Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	May 12th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Pierre R. Irissou
Irissou Family Living Trust, Pierre R. Irrissou & Elizabeth M. Irissou

Name:	Pierre R. Irissou

Title:	Trustee

19,723 Shares of Series D Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	05/12/, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Lia Jones
Lia Jones

301 Shares of Series B Preferred Stock
248 Shares of Series C Preferred Stock

Date:	5 - 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jonathan M. Kennedy
Jonathan M. Kennedy & Sherry Hope-Kennedy

76,562 Shares of Series B Preferred Stock
62,696 Shares of Series C Preferred Stock
19,723 Shares of Series D Preferred Stock
9,868 Shares of Series E Preferred Stock

Date:	5 - 11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Aaron E. Kilberg
Aaron E. Kilberg

18,899 Shares of Series B Preferred Stock

Date:	5/11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Young C. Kim
Young C. Kim

9,187 Shares of Series B Preferred Stock
6,270 Shares of Series C Preferred Stock
3,944 Shares of Series D Preferred Stock
2,632 Shares of Series E Preferred Stock

Date:	5/16/2014, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Richard Koch /s/ Lynn Rothman
Richard Koch & Lynn Rothman

9,187 Shares of Series B Preferred Stock
5,917 Shares of Series D Preferred Stock
7,895 Shares of Series E Preferred Stock

Date:	11 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Thomas R. Krebs
Thomas R. Krebs Survivor’s Trust

Name:	Thomas R. Krebs

Title:	Trustee

810,320 Shares of Series A Preferred Stock
13,471 Shares of Series B Preferred Stock
173,102 Shares of Series C Preferred Stock
2,317 Shares of Series D Preferred Stock
11,882 Shares of Series E Preferred Stock

Date:	May 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Thomas R. Krebs
The Fawn P. Krebs Bypass Trust for Barron David Krebs

Name:	Thomas R. Krebs

Title:	Trustee

94,840 Shares of Series A Preferred Stock

Date:	May 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Thomas R. Krebs
The Fawn P. Krebs Bypass Trust for Walker Franz Krebs

Name:	Thomas R. Krebs

Title:	Trustee

94,840 Shares of Series A Preferred Stock

Date:	May 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Thomas R. Krebs
Equity Trust Company d.b.a. Sterling Trust, Custodian FBO: Thomas Richard Krebs a/c#403105

Name:	Thomas R. Krebs

Title:

40,556 Shares of Series E Preferred Stock

Date:	May 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ David H. Kremer, Trustee
Kremer Miller Family Trust

Name:	David H. Kremer

Title:	Trustee

107,187 Shares of Series B Preferred Stock
94,044 Shares of Series C Preferred Stock
59,171 Shares of Series D Preferred Stock
23,026 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Hugh M. Laumeister
Hugh M. Laumeister

1,500 Shares of Series E Preferred Stock
1,500 Shares of Series E Preferred Stock

Date:	May 11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Christopher G. Luck
Christopher G. Luck 2012 IDG Trust

Name:	Christopher G. Luck

Title:	Trustee

27,562 Shares of Series B Preferred Stock
25,079 Shares of Series C Preferred Stock

Date:	5/11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Kathryn E. Luck
Kathryn E. Luck 2012 IDG Trust

Name:	Kathryn E. Luck

Title:	as Trustee

27,563 Shares of Series B Preferred Stock
25,078 Shares of Series C Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ John G. Manalili
John G. Manalili and Karen A. Cross
Revocable Trust

Name:	John G. Manalili

Title:	Trustee

3,944 Shares of Series D Preferred Stock
658 Shares of Series E Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Tom McGovern
Tom McGovern

5,818 Shares of Series B Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Diana Meckfessel
Diana Meckfessel

24,500 Shares of Series B Preferred Stock
23,511 Shares of Series C Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Steven R. Meckfessel
The Steven R. Meckfessel Revocable Trust

24,500 Shares of Series B Preferred Stock
23,511 Shares of Series C Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Christopher Murphy
Christopher Murphy

301 Shares of Series B Preferred Stock
1,000 Shares of Series C Preferred Stock
248 Shares of Series C Preferred Stock
1,000 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Anilesh Ahuja
Anilesh Ahuja

612,500 Shares of Series B Preferred Stock
235,110 Shares of Series C Preferred Stock
98,620 Shares of Series D Preferred Stock
32,895 Shares of Series E Preferred Stock

Date:	5/13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Artlyn Fong
Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993

Name:	Artlyn Fong

Title:	Trustee

61,250 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
9,868 Shares of Series D Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ James Park / /s/ Jane Park
James and Jane Park Family Trust

Name:	James Park / Jane Park

Title:	Co-trustee

30,625 Shares of Series B Preferred Stock
39,185 Shares of Series C Preferred Stock
88,757 Shares of Series D Preferred Stock
26,316 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Kyle K. Pond
Kyle K. Pond

31,348 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	5/13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ James R. Pray
Pray Revocable Trust

Name:	James R. Pray

Title:	Trustee

6,125 Shares of Series B Preferred Stock

Date:	10 May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Robert H. Pray
Robert H. Pray

6,125 Shares of Series B Preferred Stock
3,135 Shares of Series C Preferred Stock

Date:	May 10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Barry Reder
Barry Reder

9,861 Shares of Series D Preferred Stock
1,447 Shares of Series E Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Carolyn Reiser, Trustee
The Carolyn Shealy Reiser 2011 Revocable Trust u/d/t October 26, 2011

45,937 Shares of Series B Preferred Stock
23,511 Shares of Series C Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Karren Shorofsky
The Karren Mia Shorofsky 2011 Revocable Trust u/d/t October 26, 2011

Name:	Karren Shorofsky

Title:	Trustee

9,861 Shares of Series D Preferred Stock
11,842 Shares of Series E Preferred Stock

Date:	12/5 [May], 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Mark Rettstatt
Mark Rettstatt

300 Shares of Series B Preferred Stock
249 Shares of Series C Preferred Stock
1,000 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Joseph Z. Rong /s/ Mei Xu Rong
Joseph Z. & Mei Xu Rong

12,260 Shares of Series B Preferred Stock
1,500 Shares of Series E Preferred Stock

Date:	May 11, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Christopher J. Rupright
Christopher J. Rupright

45,937 Shares of Series B Preferred Stock
15,674 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	5-12-14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Robert N. Sacks
Robert N. Sacks

10,000 Shares of Series C Preferred Stock
8,000 Shares of Series D Preferred Stock

Date:	5/12/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ George E. Salah
George Salah

313,480 Shares of Series C Preferred Stock
197,238 Shares of Series D Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Michael G. Schrantz
Michael G. Schrantz

15,312 Shares of Series B Preferred Stock
7,837 Shares of Series C Preferred Stock
4,930 Shares of Series D Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Chandranath Sen
Chandranath Sen

30,625 Shares of Series B Preferred Stock
31,348 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	5/14/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Arthur Shartsis /s/ Mary Jo Shartsis
Arthur & Mary Jo Shartsis

62,696 Shares of Series C Preferred Stock
13,158 Shares of Series E Preferred Stock

Date:	5/20/, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Daniel Shore
Daniel and Pamela Shore

122,500 Shares of Series B Preferred Stock
62,696 Shares of Series C Preferred Stock
19,723 Shares of Series D Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Trevor M. Smith
Trevor M. Smith

3,944 Shares of Series D Preferred Stock

Date:	May 12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Christopher Speck
Christopher Speck

301 Shares of Series B Preferred Stock
248 Shares of Series C Preferred Stock
6,579 Shares of Series D Preferred Stock

Date:	May 12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Harry A. Kopelman
Swartz Family Limited Partnership #4

Name:	Harry A. Kopelman

Title:	Managing Partner,
Swartz Family Limited Partnership #4

153,125 Shares of Series B Preferred Stock
78,370 Shares of Series C Preferred Stock
49,310 Shares of Series D Preferred Stock
32,895 Shares of Series E Preferred Stock

Date:	May 10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ David R. Tipton
/s/ Cynthia E. G. Tipton
David R. Tipton and Cynthia E. G. Tipton, as Trustees of the Tipton Family Revocable Trust dated March 12, 2002

6,268 Shares of Series B Preferred Stock
15,674 Shares of Series C Preferred Stock
2,959 Shares of Series D Preferred Stock

Date:	May 12th, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Ben H. Tompkins /s/ Erica Tompkins, Trustee
The Ben and Erica Tompkins 2013 Family Trust

3,750 Shares of Series C Preferred Stock

Date:	May 12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Bryan Uhl
Bryan Uhl

301 Shares of Series B Preferred Stock
248 Shares of Series C Preferred Stock
600 Shares of Series E Preferred Stock

Date:	5/9, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Inja Kim Wang
Jung T. Wang Family Trust

Name:	Inja Kim Wang

Title:	Trustee

61,250 Shares of Series B Preferred Stock
62,696 Shares of Series C Preferred Stock
98,619 Shares of Series D Preferred Stock
52,632 Shares of Series E Preferred Stock

Date:	5/12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Inja Kim Wang
Wang Ventures LLC

Name:	Inja Kim Wang

Title:	Managing Member

306,250 Shares of Series B Preferred Stock
313,480 Shares of Series C Preferred Stock
197,239 Shares of Series D Preferred Stock
131,579 Shares of Series E Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Victor Wang
Victor Wang

45,937 Shares of Series B Preferred Stock
39,185 Shares of Series C Preferred Stock
78,895 Shares of Series D Preferred Stock
19,737 Shares of Series E Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Walter C. Wang
Walter C. Wang

122,500 Shares of Series B Preferred Stock
125,392 Shares of Series C Preferred Stock
157,791 Shares of Series D Preferred Stock
105,263 Shares of Series E Preferred Stock

Date:	5/12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Darryl L. Webster
Darryl L. Webster

15,674 Shares of Series C Preferred Stock
6,600 Shares of Series C Preferred Stock

Date:	May 20, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Melissa J. Welk
Melissa Welk

300 Shares of Series B Preferred Stock
1,000 Shares of Series C Preferred Stock
249 Shares of Series C Preferred Stock

Date:	May 12, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Derek H. Wilson
Derek H. Wilson

20,376 Shares of Series C Preferred Stock
15,000 Shares of Series D Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Warren Wixen /s/ Rhonda Wixen
Warren Wixen and Rhonda Wixen

76,562 Shares of Series B Preferred Stock
62,696 Shares of Series C Preferred Stock
78,895 Shares of Series D Preferred Stock
39,474 Shares of Series E Preferred Stock

Date:	5/12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Craig Wurm
/s/ Denise Wurm
Craig and Denise Wurm

6,125 Shares of Series B Preferred Stock

Date:	May 11, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Joel Zelden
Zelden Living Trust Dated 8-10-04

Name:	Joel Zelden

Title:	Trustee

9,861 Shares of Series D Preferred Stock
1,447 Shares of Series E Preferred Stock

Date:	May 10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Carol M. Sands
The Angels’ Forum 72, LLC

Name:	Carol M. Sands

Title:	Managing Member

168,437 Shares of Series B Preferred Stock
192,192 Shares of Series C Preferred Stock
148,324 Shares of Series D Preferred Stock
84,215 Shares of Series E Preferred Stock

Date:	May 21, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ James Cohan
James Cohan

47,335 Shares of Series C Preferred Stock

Date:	6/5, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

UBS Financial Services Inc. Custodian FBO
Lisa Cracknell IRA

Name:	/s/ Lisa Cracknell

Title:

12,250 Shares of Series B Preferred Stock

Date:	June 5, 2014

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

UBS as Custodian FBO Lisa Cracknell
SEP Account 7144-3605

Name:	/s/ Lisa Cracknell

Title:

5,917 Shares of Series D Preferred Stock
2,105 Shares of Series E Preferred Stock

Date:	June 5, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Lisa Cracknell
Peter & Lisa Cracknell

18,375 Shares of Series B Preferred Stock
3,944 Shares of Series D Preferred Stock
2,105 Shares of Series E Preferred Stock

Date:	June 5, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Quyen Dang
Quyen Dang

8,000 Shares of Series C Preferred Stock
1,000 Shares of Series E Preferred Stock

Date:	June 10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Daniel W. Aljoe
Daniel W. Aljoe and Audrey A. Aljoe Revocable Trust

Name:	Daniel W. Aljoe

Title:	Trustee

61,250 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
9,862 Shares of Series D Preferred Stock
9,868 Shares of Series E Preferred Stock

Date:	5 June, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Satyendra K. Deb /s/ Sima Deb
Satyendra K. & Sima Deb

30,625 Shares of Series B Preferred Stock
9,861 Shares of Series D Preferred Stock

Date:	June 5, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Robert Friese
Robert Friese

61,612 Shares of Series B Preferred Stock

Date:	June 8, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Douglas Godshall
Douglas Godshall

7,837 Shares of Series C Preferred Stock
4,930 Shares of Series D Preferred Stock
2,632 Shares of Series E Preferred Stock

Date:	June 5, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Margaret M. Gonzalez /s/ John Gonzalez
Margaret M. Gonzalez and John Gonzalez

1,000 Shares of Series B Preferred Stock
145 Shares of Series E Preferred Stock

Date:	5•17•14 , 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Hemant Jaiswal
Hemant Jaiswal

10,000 Shares of Series C Preferred Stock
10,000 Shares of Series D Preferred Stock

Date:	6/5, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Aaron Katz
Aaron Katz IRA Sterling Trust, Custodian

Name:	Aaron Katz

Title:	Owner

15,674 Shares of Series C Preferred Stock

Date:	June 6, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Aaron Katz
Aaron Katz

15,674 Shares of Series C Preferred Stock
8,164 Shares of Series C Preferred Stock
2,627 Shares of Series C Preferred Stock
6,579 Shares of Series C Preferred Stock
2,367 Shares of Series D Preferred Stock

Date:	June 6, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Marcia Katz
Marcia Katz, Custodian for Evan Maximilian
Katz under the Uniform Gift to Minors Act
(District of Columbia)

Name:	Marcia Katz

Title:

6,579 Shares of Series C Preferred Stock

Date:	6/6, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Michael L. Meyers
Michael L. Meyers

[●] Shares of Series B Preferred Stock

Date:	6/13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Brian Norton
Brian Norton

301 Shares of Series B Preferred Stock
248 Shares of Series C Preferred Stock

Date:	6/1, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jeffrey A. O’Connell /s/ Catherine K. O’Connell
Jeffrey A. O’Connell and Catherine K. O’Connell, as Community Property

24,500 Shares of Series B Preferred Stock
7,837 Shares of Series C Preferred Stock
6,903 Shares of Series D Preferred Stock
6,579 Shares of Series E Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ JoAnne Powell
National Financial Services LLC CUST FBO
JoAnne Powell SEP IRA

Name:

Title:

30,625 Shares of Series B Preferred Stock
14,792 Shares of Series D Preferred Stock
9,870 Shares of Series E Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ JoAnne Powell
Prudential Investment Management Services
FBO JoAnne Powell

Name:

Title:

13,158 Shares of Series C Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jahan P. Raissi
Jahan P. Raissi

9,861 Shares of Series D Preferred Stock
1,447 Shares of Series E Preferred Stock

Date:	6/9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Eric M. Ruttenberg
Tinicum Investors

Name:	Eric M. Ruttenberg

Title:

49,310 Shares of Series D Preferred Stock
4,932 Shares of Series E Preferred Stock

Date:	June 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

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INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Artlyn Fong
Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993

Name:	Artlyn Fong

Title:	Trustee

61,250 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
9,868 Shares of Series D Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Matthew Friedman
Matthew Friedman

15,312 Shares of Series B Preferred Stock
15,674 Shares of Series C Preferred Stock
7,889 Shares of Series D Preferred Stock

Date:	5-24-14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Margaret M. Gonzalez
Margaret M. Gonzalez

1,000 Shares of Series B Preferred Stock

Date:	5/17/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Please sign and date below and if applicable, include name and title.

/s/ Carol M. Sands
Halo Fund II, LP

Name:	Carol M. Sands

Title:	Managing Member

80,407 Shares of Series C Preferred Stock
98,619 Shares of Series D Preferred Stock
40,132 Shares of Series E Preferred Stock

Date:	May 21, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

The Kim P. Norman, M.D. Profit Sharing Plan

Name:	/s/ Kimberlie L. Cerrone

Title:	Administrator

12,250 Shares of Series B Preferred Stock

Date: 5/23/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ C. Louise LeCoque
C. Louise LeCoque, as Trustee of the C. Louise
LeCoque Revocable Trust

Name:	C. Louise LeCoque

Title:	Trustee of C. Louise LeCoque
Revocable Trust

30,625 Shares of Series B Preferred Stock
31,348 Shares of Series C Preferred Stock
9,861 Shares of Series D Preferred Stock
6,579 Shares of Series E Preferred Stock

Date: May 28, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Charles A. Strickler
Charles A. Strickler

6,125 Shares of Series B Preferred Stock
6,270 Shares of Series C Preferred Stock

Date: 6-2, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Grant Weenig
Grant Weenig

7,388 Shares of Series B Preferred Stock
301 Shares of Series B Preferred Stock
8,000 Shares of Series B Preferred Stock
6,579 Shares of Series C Preferred Stock
248 Shares of Series C Preferred Stock
6,579 Shares of Series E Preferred Stock

Date: May 12th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Joe Willson
Joe Willson

61,250 Shares of Series B Preferred Stock
47,022 Shares of Series C Preferred Stock
19,724 Shares of Series D Preferred Stock
19,737 Shares of Series E Preferred Stock

Date: 5-14-14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Harpeet Grewal
Harpeet Grewal

9,404 Shares of Series C Preferred Stock
2,761 Shares of Series D Preferred Stock
1,974 Shares of Series E Preferred Stock

Date: 6/10, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Fidelity Select Portfolios: Health Care Portfolio

Name:	/s/ Stacie M. Smith
Stacie Smith

Title:	Deputy Treasurer

1,250,000 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Fidelity Select Portfolios: Medical Equipment and Systems Portfolio

Name:	/s/ Stacie M. Smith
Stacie Smith

Title:	Deputy Treasurer

265,152 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

Name:	/s/ Stacie M. Smith
Stacie Smith

Title:	Deputy Treasurer

1,128,787 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

Name:	/s/ Stacie M. Smith
Stacie Smith

Title:	Deputy Treasurer

257,576 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

Fidelity Group Trust for Employee Benefit Plans: Fidelity Growth Company Commingled Pool
By: Fidelity Management & Trust Co.

Name:	/s/ Kenneth Robins
Kenneth Robins

Title:	Authorized Signatory

128,788 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jeremy Green
Redmile Capital Offshore Fund II, Ltd.

Name:	Jeremy Green

Title:	Managing Member of the Investment Manager

757,576 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jeremy Green
Redmile Private Investments I, LP

Name:	Jeremy Green/Redmile Group, LLC

Title:	Managing Member of the GP and/or Management Company

231,850 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Jeremy Green
Redmile Private Investments I Affiliates, LP

Name:	Jeremy Green, Redmile Group, LLC

Title:	Managing Member of the GP and/or Management Company

172,596 Shares of Series F Preferred Stock

Date:	, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Michael Kramer
PWP EIV LLC – Series C

Name:	Michael Kramer

Title:	Member of the Board of Managers

243,561 Shares of Series F Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Elizabeth K. Becker

Name:	Equity Trust Company, Custodian FBO Elizabeth K. Becker Traditional IRA

Title:	Custodian

3,000 Shares of Series F Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Michelle R. Bruce

Name:	Michelle R. Bruce

Title:	Territory Manager

1,515 Shares of Series F Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Jeremy W. Crawford

Name:	Jeremy W. Crawford

Title:	Territory Manager

3,030 Shares of Series F Preferred Stock

Date:	13 May 2014, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Bobby Douglas

Name:	Bobby Douglas

Title:	Territory Manager

7,000 Shares of Series F Preferred Stock

Date:	5/14/2014, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Lisa Fallon

Name:	Lisa Fallon

Title:

1,894 Shares of Series F Preferred Stock

Date:	May 13th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ David Hasselbach

Name:	David Hasselbach

Title:	Southeast Regional Manager

7,576 Shares of Series F Preferred Stock

Date:	May 14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Thomas Hohman

Name:	Thomas Hohman

Title:

758 Shares of Series F Preferred Stock

Date:	15-May, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Lia Jones

Name:	Lia Jones

Title:	Territory Manager

6,061 Shares of Series F Preferred Stock

Date:	5-14-14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Michael L. Jones

Name:	Michael L. Jones

Title:	American IRA, LLC FBO Michael L. Jones Traditional IRA

1,893 Shares of Series F Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Michael L. Jones

Name:	Michael L. Jones

Title:	American IRA, LLC FBO Michael L. Jones Traditional IRA

1,516 Shares of Series F Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Michael Liguori

Name:	Michael Liguori

Title:

1,200 Shares of Series F Preferred Stock

Date:	5/10/2014, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:

Name:	/s/ Geoffrey Matthew MacIntyre

Title:

3,787 Shares of Series F Preferred Stock

Date:	May 14th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Cynthia Maskeny

Name:	Cynthia Maskeny

Title:

3,788 Shares of Series F Preferred Stock

Date:	May 13th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Eric Masterson

Name:	Eric Masterson

Title:	Territory Manager

568 Shares of Series F Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Bradley Moore

Name:	Bradley Moore

Title:	Sales

1,894 Shares of Series F Preferred Stock

Date:	May 9, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Christopher D. Murphy

Name:	Christopher D. Murphy

Title:	Territory Manager

1,500 Shares of Series F Preferred Stock

Date:	May 16, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Bradley Parker

Name:	Bradley Parker

Title:

758 Shares of Series F Preferred Stock

Date:	May 14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Brian Reinhard

Name:	Brian Reinhard

Title:	Sales Representative

12,879 Shares of Series F Preferred Stock

Date:	5/13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ David Roberts Jr.

Name:	David Roberts Jr.

Title:	Territory Sales Manager

6,818 Shares of Series F Preferred Stock

Date:	5/14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Johanna Roberts

Name:	Johanna Roberts

Title:

576 Shares of Series F Preferred Stock

Date:	May 15, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Stan Schafeitel

Name:	Stan Schafeitel

Title:	Penumbra Territory Manager

379 Shares of Series F Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Chris Speck

Name:	Chris Speck

Title:	NW Regional Manager

2,273 Shares of Series F Preferred Stock

Date:	May 12, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Billy Stone

Name:	Billy Stone

Title:	Territory Manager/Sales

7,576 Shares of Series F Preferred Stock

Date:	5/13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Sara N. Thompson

Name:	Sara N. Thompson

Title:	Territory Manager

7,576 Shares of Series F Preferred Stock

Date:	5-14-14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

/s/ Brian Uhl
Brian Uhl

301 Shares of Series B Preferred Stock
248 Shares of Series C Preferred Stock
600 Shares of Series E Preferred Stock

Date: 5/9/, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ John C. Warnick II

Name:	John C. Warnick II

Title:	Territory Manager

1,894 Shares of Series F Preferred Stock

Date:	May 13, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Grant S. Weenig

Name:	Grant S. Weenig

Title:	Regional Manager – Southcentral

15,000 Shares of Series F Preferred Stock

Date:	May 12th, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

COUNTERPART SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT

HOLDERS OF PREFERRED STOCK

By:	/s/ Melissa J. Welk

Name:	/s/ Melissa J. Welk

Title:	Regional Manager – Penumbra

2,273 Shares of Series F Preferred Stock

Date:	May 14, 2014

[Signature Page to Fourth Amended and Restated Investors’ Rights Agreement]

EXHIBIT A

INVESTORS SUBJECT TO THIS AGREEMENT

LAST UPDATED ON MAY 16, 2014

Name and Address	Origin of Holdings

SERIES A FINANCING

Thomas R. Krebs Survivor’s Trust	Series A Financing

The Fawn P. Krebs Bypass Trust for Barron David Krebs	Series A Financing

The Fawn P. Krebs Bypass Trust for Walker Franz Krebs	Series A Financing

SERIES B FINANCING

Anilesh Ahuja	Series B Financing

Ashish Ahuja	Series B Financing

Daniel W. Aljoe and Audrey A. Aljoe Revocable Trust	Series B Financing

Syed Naved Ameen	Series B Financing

The Angels’ Forum 72, LLC	Series B Financing

Arnautou Family 1996 Trust dated 2/27/96	Series B Financing

Arani & Shumita Bose	Series B Financing

Ann Carmel	Series B Financing

Jonathan Carmel	Series B Financing

James L. & Jean Pray Cederholm	Series B Financing

Mark Chimenti	Series B Financing

Michael A. Chisek	Series B Financing

Technology Credit Corporation	Series B Financing

Smita Conjeevaram	Series B Financing

Name and Address	Origin of Holdings

Alain Cornil	Series B Financing

Peter and Lisa Cracknell	Series B Financing

UBS Financial Services Inc. Custodian FBO Lisa Cracknell IRA	Series B Financing

Steven M. Cramer & Susan Cramer Tenants in the Entirety	Series B Financing

MLPF&S Custodian FBO Steven M. Cramer RRA	Series B Financing

Stanley Dahlin	Series B Financing

Daniel Davis	Series B Financing

Satyendra K. & Sima Deb	Series B Financing

Michael DeFilippo	Series B Financing

Demeter Holdings LLC	Series B Financing

Siegel/Elsesser Revocable Trust	Series B Financing

Peter J. Essex III	Series B Financing

Michael A. Evans	Series B Financing

The 2010 Robert D. Evans and Norma J. Evans Revocable Trust u/d/t dated November 11, 2010	Series B Financing

Paul Feasby	Series B Financing

Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993	Series B Financing

Weylin Fong and Betty Fong Family Revocable Trust of 2001	Series B Financing

Andrew & Cynthia Friedman	Series B Financing

Matthew Friedman	Series B Financing

Holger Friedrich	Series B Financing

Robert Friese	Series B Financing

Rosemary Garcia	Series B Financing

Name and Address	Origin of Holdings

Shilpa Ghatalia	Series B Financing

Margaret M. Gonzalez	Series B Financing

Margaret M. Gonzalez and John Gonzalez	Series B Financing

Edward E. Grammens Revocable Trust	Series B Financing

National Financial Services LLC CUST FBO Edward E. Grammens SEP IRA	Series B Financing

Paul Grammens	Series B Financing

Vikas Gupta	Series B Financing

David Hasselbach	Series B Financing

Lia Jones	Series B Financing

Jonathan M. Kennedy & Sherry Hope-Kennedy	Series B Financing

Aaron E. Kilberg	Series B Financing

Young C. Kim	Series B Financing

Richard Koch & Lynn Rothman	Series B Financing

Thomas R. Krebs Survivor’s Trust	Series B Financing

Kremer Miller Family Trust	Series B Financing

The Krishnan-Shah Family Limited Partnership	Series B Financing

Alain G. LeCoque	Series B Financing

C. Louise LeCoque, as Trustee of the C. Louise LeCoque Revocable Trust U/A/S 5/8/1990	Series B Financing

Nicholas J. Lembo	Series B Financing

Christopher G. Luck 2012 IDG Trust	Series B Financing

Kathryn E. Luck 2012 IDG Trust	Series B Financing

Laura M. Lynch	Series B Financing

Name and Address	Origin of Holdings

Michael Madison	Series B Financing

Michael G. Manasse	Series B Financing

Tom McGovern	Series B Financing

Diana Meckfessel	Series B Financing

The Steven R. Meckfessel Revocable Trust	Series B Financing

Sunit Mehra	Series B Financing

Michael L. & Judith Brown Meyers	Series B Financing

Michael L. Meyers, Trustee of the Meyers Family Trust u/a/d October 10, 2000	Series B Financing

Michael W. Meyers	Series B Financing

Nicholas J. Mourlas	Series B Financing

Christopher Murphy	Series B Financing

James Nabers	Series B Financing

The Kim P. Norman, M.D. Profit Sharing Plan	Series B Financing

Brian Norton	Series B Financing

Jeffrey A. O’Connell and Catherine K. O’Connell, as Community Property	Series B Financing

James and Jane Park Family Trust	Series B Financing

Steven V. Pacia	Series B Financing

Ramesh Babu Pitti	Series B Financing

National Financial Services LLC CUST FBO JoAnne Powell SEP IRA	Series B Financing

Pray Revocable Trust	Series B Financing

Robert H. Pray	Series B Financing

The Carolyn Shealy Reiser 2011 Revocable Trust u/d/t October 26, 2011	Series B Financing

Name and Address	Origin of Holdings

Mark Rettstatt	Series B Financing

RJC 1993 Living Trust	Series B Financing

Alan Robin	Series B Financing

Joseph Z. & Mei Xu Rong	Series B Financing

Christopher J. Rupright	Series B Financing

Michael G. Schrantz	Series B Financing

Chandranath Sen	Series B Financing

Daniel & Pamela Shore	Series B Financing

Angelica Sigalos	Series B Financing

Christopher Speck	Series B Financing

Charles A. Strickler	Series B Financing

Swartz Family Limited Partnership #4	Series B Financing

David R. Tipton and Cynthia E.G. Tipton, as Trustees of the Tipton Family Revocable Trust dated March 12, 2002	Series B Financing

Bryan Uhl	Series B Financing

Jung T. Wang Family Trust	Series B Financing

Victor Wang	Series B Financing

Walter C. Wang	Series B Financing

Wang Ventures LLC	Series B Financing

Grant Weenig	Series B Financing

Melissa Welk	Series B Financing

Joe Willson	Series B Financing

Warren Wixen & Rhonda Wixen	Series B Financing

Name and Address	Origin of Holdings

Craig & Denise Wurm	Series B Financing

SERIES C FINANCING

Anilesh Ahuja	Series C Financing

Daniel W. Aljoe and Audrey A. Aljoe Revocable Trust	Series C Financing

Syed Naved Ameen	Series C Financing

The Angels’ Forum 72, LLC	Series C Financing

Halo Fund II, LP	Series C Financing

James Berman	Series C Financing

Trust 1/11/65 FBO Ann E. Carmel	Series C Financing

Mark Chimenti	Series C Financing

Michael A. Chisek	Series C Financing

The Dante Cianciarulo Irrevocable Trust	Series C Financing

Lawrence M. Clark	Series C Financing

James Cohan	Series C Financing

MLPF&S Custodian FPO Steven M. Cramer RRA	Series C Financing

Steven M. Cramer DMD Beneficiary Helen Cramer WfBNA Custodian Beneficiary Roth IRA	Series C Financing

Oppenheimer & Co., Inc. Custodian Helen Cramer (Deceased) Roth IRA FBO Steven M. Cramer	Series C Financing

Stanley Dahlin	Series C Financing

Quyen Dang	Series C Financing

Daniel Davis	Series C Financing

Demeter Holdings LLC	Series C Financing

Douglas L. Dethy & Marianne E. Kozlowski	Series C Financing

Name and Address	Origin of Holdings

James L. Dine	Series C Financing

Michael A. Evans	Series C Financing

The 2010 Robert D. Evans and Norma J. Evans Revocable Trust u/d/t dated November 11, 2010	Series C Financing

Paul Feasby	Series C Financing

Feldman Interests, Ltd.	Series C Financing

Feldman Med Investments LLC	Series C Financing

Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993	Series C Financing

Weylin Fong and Betty Fong Family Revocable Trust of 2001	Series C Financing

Andrew & Cynthia Friedman 1996 Revocable Trust (12/96)	Series C Financing

Matthew Friedman	Series C Financing

Gaurav Gandhi	Series C Financing

Rosemary Garcia	Series C Financing

Douglas Godshall	Series C Financing

Edward E. Grammens Revocable Trust	Series C Financing

Prudential Investment Management Services FBO Edward Grammens Acct. No: F62-161454	Series C Financing

Paul Grammens	Series C Financing

Harpreet Grewal	Series C Financing

David Hasselbach	Series C Financing

Gupta Trust	Series C Financing

Hemant Jaiswal	Series C Financing

Lia Jones	Series C Financing

Aaron Katz	Series C Financing

Name and Address	Origin of Holdings

Aaron Katz IRA Sterling Trust, Custodian	Series C Financing

Marcia Katz Custodian for Evan Maximilian Katz under the Uniform Gift to Minors Act (District of Columbia)	Series C Financing

Jonathan M. Kennedy & Sherry Hope-Kennedy	Series C Financing

Young C. Kim	Series C Financing

The Thomas R. Krebs Survivor’s Trust	Series C Financing

Kremer Miller Family Trust	Series C Financing

The Krishnan-Shah Family Limited Partnership	Series C Financing

Ruben Kuzniecky	Series C Financing

Alain G. LeCoque	Series C Financing

Alain G. LeCoque SEP IRA	Series C Financing

C. Louise LeCoque, as Trustee of the C. Louise LeCoque Revocable Trust U/A/S 5/8/1990	Series C Financing

Nicholas J. Lembo	Series C Financing

Christopher G. Luck 2012 IDG Trust	Series C Financing

Kathryn E. Luck 2012 IDG Trust	Series C Financing

Michael Madison	Series C Financing

Michael G. Manasse	Series C Financing

Diana Meckfessel	Series C Financing

The Steven R. Meckfessel Revocable Trust	Series C Financing

Michael L. & Judith Brown Meyers	Series C Financing

Diana Michener	Series C Financing

Nicholas J. Mourlas	Series C Financing

Christopher Murphy	Series C Financing

Name and Address	Origin of Holdings

James Nabers	Series C Financing

Brian Norton	Series C Financing

Jeffrey A. O’Connell and Catherine K. O’Connell, as Community Property	Series C Financing

James and Jane Park Family Trust	Series C Financing

Kyle K. Pond	Series C Financing

Prudential Investment Management Services FBO JoAnne Powell	Series C Financing

Robert H. Pray	Series C Financing

The Carolyn Shealy Reiser 2011 Revocable Trust u/d/t October 26, 2011	Series C Financing

Mark Rettstatt	Series C Financing

RJC 1993 Living Trust	Series C Financing

John L. Roach	Series C Financing

Alan Robin	Series C Financing

Christopher J. Rupright	Series C Financing

Robert N. Sacks	Series C Financing

George Salah	Series C Financing

Michael G. Schrantz	Series C Financing

Chandranath Sen	Series C Financing

Arthur & Mary Jo Shartsis	Series C Financing

Daniel & Pamela Shore	Series C Financing

Benjamin Sorci	Series C Financing

Christopher Speck	Series C Financing

Charles A. Strickler	Series C Financing

Name and Address	Origin of Holdings

Swartz Family Limited Partnership #4	Series C Financing

David R. Tipton and Cynthia E.G. Tipton, as Trustees of the Tipton Family Revocable Trust dated March 12, 2002	Series C Financing

The Ben and Erica Tompkins 2013 Family Trust	Series C Financing

Bryan Uhl	Series C Financing

Jung T. Wang Family Trust	Series C Financing

Wang Ventures LLC	Series C Financing

Victor Wang	Series C Financing

Walter C. Wang	Series C Financing

Darryl L. Webster	Series C Financing

Grant Weenig	Series C Financing

Joe Willson	Series C Financing

Derek H. Wilson	Series C Financing

Warren Wixen & Rhonda Wixen	Series C Financing

SERIES D FINANCING

Anilesh Ahuja	Series D Financing

Daniel W. Aljoe and Audrey A. Aljoe Revocable Trust	Series D Financing

The Angels’ Forum 72, LLC	Series D Financing

Halo Fund II, LP	Series D Financing

Arnautou Family 1996 Trust dated 2/27/96	Series D Financing

Trust 1/11/65 FBO Ann E. Carmel	Series D Financing

Jonathan Carmel	Series D Financing

Michael A. Chisek	Series D Financing

Eugene Chow	Series D Financing

Name and Address	Origin of Holdings

George C. Chow	Series D Financing

Margaux Chow	Series D Financing

Michael Chow	Series D Financing

Michelle Chow	Series D Financing

Scott Chow	Series D Financing

William Chow	Series D Financing

TD Ameritrade Clearing Custodian FBO Smita Conjeevaram	Series D Financing

TD Ameritrade Clearing Custodian FBO Srini Conjeevaram	Series D Financing

Peter & Lisa Cracknell	Series D Financing

UBS as Custodian FBO Lisa Cracknell SEP Account No. 7144-3605	Series D Financing

Stanley Dahlin	Series D Financing

Satyendra K. & Sima Deb	Series D Financing

Douglas L. Dethy & Marianne E. Kozlowski	Series D Financing

James Dine	Series D Financing

Peter J. Essex III	Series D Financing

Michael A. Evans	Series D Financing

The 2010 Robert D. Evans and Norma J. Evans Revocable Trust u/d/t dated November 11, 2010	Series D Financing

Paul Feasby	Series D Financing

Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993	Series D Financing

Weylin Fong and Betty Fong Family Revocable Trust of 2001	Series D Financing

Cynthia & Andrew Friedman 1996 Revocable Trust (12/96)	Series D Financing

Matthew Friedman	Series D Financing

Name and Address	Origin of Holdings

Douglas Godshall	Series D Financing

Golden Eagle LLC	Series D Financing

Edward E. Grammens Revocable Trust	Series D Financing

Prudential Investment Management Services FBO Edward Grammens Acct. No: F62-161454	Series D Financing

Paul Grammens	Series D Financing

Harpreet Grewal	Series D Financing

HB Family Limited Partnership	Series D Financing

David Hasselbach	Series D Financing

Bertrand S. Irissou and Cynthia L. Irissou Revocable Living Trust dated August 4th, 2000	Series D Financing

Irissou Family Living Trust	Series D Financing

Hemant Jaiswal	Series D Financing

Aaron Katz	Series D Financing

Jonathan M. Kennedy & Sherry Hope-Kennedy	Series D Financing

Young C. Kim	Series D Financing

Richard Koch & Lynn Rothman	Series D Financing

Thomas R. Krebs Survivor’s Trust	Series D Financing

Kremer Miller Family Trust	Series D Financing

Krishnan-Shah Family Partners, LP	Series D Financing

Ruben Kuzniecky	Series D Financing

C. Louise LeCoque, as Trustee of the C. Louise LeCoque Revocable Trust U/A/S 5/8/1990	Series D Financing

Amy C.M. Lo	Series D Financing

Betty Lo	Series D Financing

Name and Address	Origin of Holdings

Falguni & Vikram Malkani	Series D Financing

John G. Manalili and Karen A. Cross Revocable Trust	Series D Financing

Michael L. & Judith Brown Meyers	Series D Financing

James Nabers	Series D Financing

Jeffrey A. O’Connell and Catherine K. O’Connell, as Community Property	Series D Financing

James and Jane Park Family Trust	Series D Financing

Hyung Myung Peak	Series D Financing

Kyle K. Pond	Series D Financing

National Financial Services LLC CUST FBO JoAnne Powell SEP IRA	Series D Financing

Jahan P. Raissi	Series D Financing

Barry Reder	Series D Financing

Christopher J. Rupright	Series D Financing

Robert N. Sacks	Series D Financing

George Salah	Series D Financing

SC Capital (P), LP	Series D Financing

Michael G. Schrantz	Series D Financing

Chandranath Sen	Series D Financing

Daniel & Pamela Shore	Series D Financing

The Karren Mia Shorofsky 2011 Revocable Trust u/d/t October 26, 2011	Series D Financing

Trevor M. Smith	Series D Financing

Benjamin Sorci	Series D Financing

Christopher Speck	Series D Financing

Name and Address	Origin of Holdings

Swartz Family Limited Partnership #4	Series D Financing

Tinicum Investors	Series D Financing

David R. Tipton and Cynthia E.G. Tipton, as Trustees of the Tipton Family Revocable Trust dated March 12, 2002	Series D Financing

Jung T. Wang Family Trust	Series D Financing

Wang Ventures LLC	Series D Financing

Victor Wang	Series D Financing

Walter C. Wang	Series D Financing

Joe Willson	Series D Financing

Derek H. Wilson	Series D Financing

Warren Wixen & Rhonda Wixen	Series D Financing

Zeldin Living Trust Dated 8-10-04	Series D Financing

SERIES E FINANCING

Anilesh Ahuja	Series E Financing

Daniel W. Aljoe and Audrey A. Aljoe Revocable Trust	Series E Financing

The Angels’ Forum 72, LLC	Series E Financing

Halo Fund II, LP	Series E Financing

Lawrence C. Best	Series E Financing

Trust 1/11/65 FBO Ann E. Carmel	Series E Financing

Jonathan Carmel	Series E Financing

Mark Chimenti	Series E Financing

John David Chin and Carole Lam-Chin	Series E Financing

Michael A. Chisek	Series E Financing

Eugene Chow	Series E Financing

Name and Address	Origin of Holdings

The Dante Cianciarulo Irrevocable Trust	Series E Financing

Peter & Lisa Cracknell	Series E Financing

UBS as Custodian FBO Lisa Cracknell SEP Account No. 7144-3605	Series E Financing

Steven M. Cramer & Susan Cramer Tenants in the Entirety	Series E Financing

Steven M. Cramer DMD Beneficiary Helen Cramer WfBNA Custodian Beneficiary Roth IRA	Series E Financing

Stanley Dahlin	Series E Financing

Quyen Dang	Series E Financing

Douglas L. Dethy & Marianne E. Kozlowski	Series E Financing

James Dine	Series E Financing

Dollinger Harbor Bay Associates	Series E Financing

Michael A. Evans	Series E Financing

Paul Feasby	Series E Financing

Daniel E. Feldman	Series E Financing

Artlyn Fong and Lena Fong Revocable Trust dated 08/26/1993	Series E Financing

Weylin Fong and Betty Fong Family Revocable Trust of 2001	Series E Financing

Cynthia & Andrew Friedman 1996 Revocable Trust (12/96)	Series E Financing

Friedman Family 1996 Living Trust	Series E Financing

Rosemary Garcia	Series E Financing

Douglas Godshall	Series E Financing

Golden Eagle II LLC	Series E Financing

Margaret M. Gonzalez and John Gonzalez	Series E Financing

Edward E. Grammens Revocable Trust	Series E Financing

Name and Address	Origin of Holdings

Prudential Investment Management Services FBO Edward Grammens Acct. No: F62-161454	Series E Financing

Paul Grammens	Series E Financing

Harpreet Grewal	Series E Financing

Vanguard Ventures Retirement Plan, John Harrington Trustee	Series E Financing

Bertrand S. Irissou and Cythia L. Irissou Revocable Living Trust dated August 4, 2000	Series E Financing

Irissou Family Living Trust, Pierre R. Irissou & Elisabeth M. Irissou	Series E Financing

Jonathan M. Kennedy & Sherry Hope-Kennedy	Series E Financing

Young C. Kim	Series E Financing

Richard Koch & Lynn Rothman	Series E Financing

Thomas R. Krebs Survivor’s Trust	Series E Financing

Equity Trust Company d.b.a. Sterling Trust, Custodian FBO: Thomas Richard Krebs a/c #403105	Series E Financing

Kremer Miller Family Trust	Series E Financing

Ruben Kuzniecky	Series E Financing

Hugh M. Laumeister	Series E Financing

Alain G. LeCoque SEP IRA	Series E Financing

C. Louise LeCoque, as Trustee of the C. Louise LeCoque Revocable Trust U/A/S 5/8/1990	Series E Financing

Amy C.M. Lo	Series E Financing

Betty Lo	Series E Financing

Luck Family Trust	Series E Financing

Falguni & Vikram Malkani	Series E Financing

Name and Address	Origin of Holdings

John G. Manalili and Karen A. Cross Revocable Trust	Series E Financing

Michael G. Manasse	Series E Financing

PENSCO Trust Company Custodian FBO Michael L. Meyers IRA Account Number ME1CCU	Series E Financing

Christopher D. Murphy	Series E Financing

Jeffrey A. O’Connell and Catherine K. O’Connell, as Community Property	Series E Financing

Steven V. Pacia	Series E Financing

James and Jane Park Family Trust	Series E Financing

Kyle K. Pond	Series E Financing

National Financial Services LLC CUST FBO JoAnne Powell SEP IRA	Series E Financing

Jahan P. Raissi	Series E Financing

Barry Reder	Series E Financing

Mark Rettstatt	Series E Financing

RJC 1993 Living Trust	Series E Financing

Alan Robin & Constance Levi JTWROS	Series E Financing

Joseph Z. Rong & Mei Xu	Series E Financing

Christopher J. Rupright	Series E Financing

SC Capital (P), LP	Series E Financing

Chandranath Sen	Series E Financing

Arthur & Mary Jo Shartsis	Series E Financing

David M. Shaw	Series E Financing

The Karren Mia Shorofsky 2011 Revocable Trust u/d/t October 26, 2011	Series E Financing

Name and Address	Origin of Holdings

Benjamin Sorci	Series E Financing

Swartz Family Limited Partnership #4	Series E Financing

Tinicum Investors	Series E Financing

Bryan Uhl	Series E Financing

Jung T. Wang Family Trust	Series E Financing

Wang Ventures LLC	Series E Financing

Victor Wang	Series E Financing

Walter C. Wang	Series E Financing

Grant Weenig	Series E Financing

Joe Willson	Series E Financing

Warren Wixen & Rhonda Wixen	Series E Financing

Zeldin Living Trust Dated 8-10-04	Series E Financing

SERIES F FINANCING

Fidelity Select Portfolios: Health Care Portfolio	Series F Financing

Fidelity Select Portfolios: Medical Equipment and Systems Portfolio	Series F Financing

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	Series F Financing

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund	Series F Financing

Fidelity Group Trust for Employee Benefit Plans: Fidelity Growth Company Commingled Pool	Series F Financing

Redmile Capital Offshore Fund II, Ltd.	Series F Financing

Redmile Private Investments I, LP	Series F Financing

Redmile Private Investments I Affiliates, LP	Series F Financing

Name and Address	Origin of Holdings

PWP EIV LLC – Series C	Series F Financing

Equity Trust Company Custodian FBO Elizabeth K. Becker Traditional IRA	Series F Financing

Michelle Bruce	Series F Financing

Jeremy W. Crawford	Series F Financing

Robert M. Douglas	Series F Financing

Lisa Fallon	Series F Financing

David Hasselbach	Series F Financing

Thomas Hohman	Series F Financing

Lia Jones	Series F Financing

American IRA, LLC FBO Michael L. Jones Traditional IRA	Series F Financing

American IRA, LLC FBO Michael L. Jones ROTH IRA	Series F Financing

Michael Liguori	Series F Financing

Geoffrey Matthew MacIntyre	Series F Financing

Cynthia Maskeny	Series F Financing

Eric Masterson	Series F Financing

Bradley D. Moore	Series F Financing

Christopher D. Murphy	Series F Financing

Bradley E. Parker	Series F Financing

Brian Reinhard	Series F Financing

Jon Mark Rettstatt	Series F Financing

David Roberts Jr.	Series F Financing

Johanna Roberts	Series F Financing

Christopher Speck	Series F Financing

Name and Address	Origin of Holdings

Stan Schafeitel	Series F Financing

Billy Stone	Series F Financing

Sara Thompson	Series F Financing

Bryan Uhl	Series F Financing

John Charles Warnick II	Series F Financing

Grant S. Weenig	Series F Financing

Melissa J. Welk	Series F Financing